UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
September 15, 2023

SSR Mining Inc.
(Exact name of Registrant as Specified in Its Charter)

British Columbia
(State or Other Jurisdiction of Incorporation)

001-35455
(Commission File Number)

98-0211014
(I.R.S. Employer Identification No.)

6900 E. Layton Ave., Suite 1300, Denver, Colorado USA 80237
(Address of principal executive offices) (zip code)

(303) 292-1299
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares without par value	SSRM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

ITEM 4.01. Changes in Certifying Accountant.

(a) On September 15, 2023, the Audit Committee (the “Committee”) of the Board of Directors of SSR Mining Inc., a British Columbia corporation (the “Company”), approved the dismissal of PricewaterhouseCoopers LLP, Canada (“PwC Canada”) as the Company’s independent registered public accounting firm following the completion of the interim review for the quarter ended September 30, 2023 and the audit for the year ended December 31, 2023. On September 15, 2023, the Committee also approved the appointment of PricewaterhouseCoopers LLP, United States (“PwC United States”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, including performing review of interim periods commencing from the period ending March 31, 2024. The change to PwC United States as the Company’s independent registered public accounting firm will be effective upon the completion of PwC Canada’s audit of the Company’s consolidated financial statements as of and for the year ended December 31, 2023 and the effectiveness of internal control over financial reporting as of December 31, 2023, and the issuance of their reports thereon. The change to PwC United States, which follows the Company’s transition to U.S domestic reporting status from foreign private issuer status, which became effective in January 1, 2021, is being made in connection with the transition of the Company’s principal executive offices to Denver, Colorado from Vancouver, Canada.

The reports of PwC Canada on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2022 and 2021 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2022 and 2021, and in the subsequent interim periods through September 15, 2023, there were no disagreements with PwC Canada on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to the satisfaction of PwC Canada, would have caused PwC Canada to make reference to the subject matter of the disagreements in connection with its reports on the Company’s consolidated financial statements for such years. There were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K during the fiscal years ended December 31, 2022 and 2021, or in the subsequent interim periods through September 15, 2023.

The Company provided a copy of the foregoing disclosure to PwC Canada and requested that PwC Canada furnish it with a letter addressed to the Securities and Exchange Commission stating whether PwC Canada agrees with the above statements. A copy of PwC Canada’s letter, dated September 15, 2023, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the fiscal years ended December 31, 2022 and 2021 and in the subsequent interim periods through September 15, 2023, neither the Company nor anyone on its behalf has consulted with PwC United States with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that PwC United States concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) and the related instructions of Regulation S-K; or (iii) any reportable event as that term is described in Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Exhibit
16.1	Letter of PricewaterhouseCoopers LLP, Canada, dated September 15, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SSR Mining Inc.

By:	/s/ Michael J. Sparks
Name:	Michael. J. Sparks
Title:	Executive Vice President and Chief Legal & Administrative Officer

Dated: September 15, 2023